U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14-F

Preliminary Information Statement under Section 14(f)

of the Securities Exchange Act of 1934 and Rule 14f-1 thereunder

and

SCHEDULE 14-C

Preliminary Information Statement under Section 14(c)

of the Securities Exchange Act of 1934 and Rule 14c-1 thereunder

Commission File Number: 000-51232

PREMIER PRODUCTS GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	68-0582275
(State or other jurisdiction of incorporation	(IRS Employer Identification Number)

1325 Cavendish Drive-- Suite 201
Silver Spring, MD 20945	301-202-20905
(Address of principal executive offices)	(Telephone Number)

Securities registered under Section 12(b) of the Exchange Act:

None

Securities registered under Section 12(g) of the Exchange Act:

Common Stock, Par Value $0.00001 Per Share

(Title of Class)

Check the appropriate box:

[X] Preliminary Information Statement as to Change of Control

[ ] Definitive Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

Payment of Filing Fee (Check the Appropriate Box)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

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PRELIMINARY INFORMATION STATEMENT PURSUANT TO

SECTION 14(f) OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14f-1 THEREUNDER

AND

PRELIMINARY INFORMATION STATEMENT PURSUANT TO

SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14c-1 THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

March 25, 2019

On March 22, 2019, the board of directors of Premier Products Group, Inc. (the “Company”) authorized a change of control of the Company. Also, on March 22, 2019, stockholders holding a majority (specifically 51%) of our authorized votes approved these actions as described within these Preliminary Combined Information Statement materials.

Stockholders of record at the close of business on March 31, 2019 are entitled to notice of these stockholder actions by written consent. Because these actions have been approved by the holders of the required majority of the voting power of our voting stock, no proxies were or are being solicited. The Amendments will not be effective until at least 20 calendar days after the mailing of the Definitive Information Statement accompanying this Notice. We anticipate that the Change of Control will become effective on or about April ___, 2019, at such time as a FINRA filing associated with the associated “corporate action” is authorized.

Attached hereto for your review is a Combined Preliminary Information Statement (in lieu of a Proxy Statement) as described in greater detail in these materials relating to the above-described action. Please read this Combined Preliminary Information Statement carefully. It describes the essential terms of the action to be taken. Additional information about the Company is contained in its reports filed with or furnished to the Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained on the SEC’s website at www.sec.gov.

Your vote or consent is not requested or required to approve this Change of Control. The accompanying Combined Preliminary Information Statement is provided solely for information as a Company shareholder.

On behalf of the Board of Directors,

/s/ Clifford Pope

President/CEO and Chairman

PRELIMINARY INFORMATION STATEMENT PURSUANT TO

SECTION 14(f) OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14f-1 THEREUNDER

AND

PRELIMINARY INFORMATION STATEMENT PURSUANT TO

SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14c-1 THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PREMIER PRODUCTS GROUP, INC.

1325 Cavendish Drive—Suite 201

Silver Spring, Maryland 20945

(301) 202-7762

General Information

Pursuant to (i) Section 14(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14f-1 thereunder AND (ii) Section 14(c) of the Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C promulgated thereunder and Rule 14c-1 thereunder, the notice and this preliminary information statement (this “Combined Preliminary Information Statement”) will be sent or given on or about April ___, 2019, to the stockholders of record, as of March 31, 2019 (the “Record Date”), of Premier Products Group, Inc., a Delaware corporation (hereinafter referred to as “we,” “us,” “our,” or the “Company”). This Combined Preliminary Information Statement is being circulated to advise Company stockholders of actions already approved and taken without a meeting by written consent of Company stockholders who hold a majority of the voting power of our voting stock.

On March 22, 2019, the board of directors of the Company authorized a change of control in the Company. On March 22, 2019, stockholders holding a majority of our voting power approved these actions, specifically 6,000,000 votes of Common Stock outstanding on such date—together with the vote of the Preferred B Shares (as described in greater detail in “Certain Beneficial Owners…” below) or 51%, of the Company’s permitted votes, approved the corporate actions described below, albeit effective 20 days after this Preliminary Combined Information Statement is sent to Company shareholders of record.

Stockholders of record at the close of business on March 31, 2019 are entitled to notice of these stockholder actions by written consent. Because these actions have been approved by the holders of the required majority of the voting power of our voting stock, no proxies were or are being solicited.

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ABOUT THE COMBINED PRELIMINARY INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE COMBINED STATEMENT?

This Combined Statement is being furnished to you pursuant to Sections 14(f) and 14(c) of the Exchange Act to notify the Company’s stockholders as of the close of business on the Record Date of the Corporate Actions taken by a majority of the Company’s Stockholders.

Stockholders holding a majority of the Company’s outstanding voting capital stock have voted in favor of the Change of Control as outlined in this Combined Statement (which action is expected to be effective on a date that is at least 20 days after the mailing of the definitive version of this Combined Statement).

WHO IS ENTITLED TO NOTICE?

Each outstanding shareholder of record of the Company’s voting securities on the close of business on the Record Date is entitled to notice of each matter voted on by the stockholders. Stockholders as of the close of business on the Record Date that held the authority to cast votes in excess of fifty percent (50%) of the Company’s outstanding voting power have voted in favor of the Change of Control. Under the applicable Delaware corporate law, stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the stockholders.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

The voting power entitled to vote on the Corporate Actions consists of the vote of the holders of a majority of the Company’s outstanding voting securities as of the Record Date. As of the Record Date, the Company’s voting securities consisted of 6,000,000 shares of Common Stock, par value $.00001, and 51 shares of Series B Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”). Each of the Series B Preferred Stock shares has the right to vote, on all shareholder matters, The Series B Preferred Stock will be entitled to this voting right no matter how many shares of common stock or other voting stock of the Company are issued or outstanding in the future. The Series B Preferred Stock shall have a right to vote on all matters presented or submitted to the Corporation’s stockholders for approval in pari passu with holders of the Corporation’s common stock, and not as a separate class.

WHAT CORPORATE MATTERS DID THE STOCKHOLDERS VOTE FOR, AND HOW DID THEY VOTE?

Stockholders holding a majority of our outstanding voting securities have voted in favor of the Change of Control as herein outlined.

WHAT VOTE IS REQUIRED TO APPROVE THE CORPORATE ACTIONS?

While subject to review of the SEC and FINRA, no further vote is required for approval of the Change of Control.

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PRELIMINARY INFORMATION STATEMENT PURSUANT TO

SECTION 14(f) OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14f-1 THEREUNDER

AND

PRELIMINARY INFORMATION STATEMENT PURSUANT TO

SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14c-1 THEREUNDER

GENERAL

We are providing this consolidated Combined Preliminary Information Statement to holders of the shares of common stock, par value $0.0001 per share (the "Common Stock") of Premier Products Group, Inc. (the “Company"), as of March 31, 2019, respectively pursuant to Section 14(f) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and Rule 14f-1 thereunder AND Section 14(c) of the Exchange Act and Rule 14c-1 thereunder (the “Preliminary Combined Information Statement” or the “Combined Statement”) upon the advice of recently engaged securities counsel. You are receiving this Combined Statement in connection with (i) the change in control of the Company with the prospective addition of a new director and CEO.

This Combined Statement is being filed with the Securities and Exchange Commission (the "SEC") and will be mailed to the stockholders on or about April ___, 2019.

WE ARE NOT SOLICITING YOUR PROXY.  NO VOTE OR OTHER ACTION BY

THE COMPANY’S SHAREHOLDERS IS REQUIRED IN RESPONSE TO

THIS COMBINED INFORMATION STATEMENT.

NOTICE OF MAJORITY SHAREHOLDERS’ ACTION

March 25, 2019

To the Stockholders of Premier Products Group, Inc.:

This Notice and the accompanying Combined Preliminary Information Statement are being furnished to the stockholders of Premier Products Group, Inc., a Delaware corporation (the “Company”). On March 22, 2019, current directors of the Company voted in favor of adding one (1) new director to the board of directors (subject to any required SEC filings). On March 22, 2019, shareholders voted shares representing 51% of Company’s common stock in favor of the contemplated Change of Control (again subject to any required SEC filings). There has been no reverse stock split, name change or other corporate action. The three (3) current directors of the Company unanimously agreed to and approved the Change of Control on March 22, 2019.

Because the appointments are deemed to constitute a “change of control” of the Company, this Combined Statement is required to be the subject of an associated Preliminary Information Statement sent shareholders pursuant to Section 14(f) (and associated rules) under the Exchange Act and pursuant to Section 14(c) (and associated rules) under the Exchange Act. Because the Change of Control is being effected in lieu of a proxy vote relating to this matter, this Combined Statement is required to be the subject of an associated Information Statement sent shareholders pursuant to Sections 14(f) and 14(c) (and associated rules) under the Exchange Act. Because both Information Statements are required to be filed with the Securities and Exchange Commission and, once finalized, sent to all Company shareholders of record, the Company has elected to consolidate both into this Combined Preliminary Information Statement.

The Company common shares are voting. There are currently 500,000,000 authorized and 299,555,605 common issued. These shares are held by approximately 1,200 shareholders.

This Combined Preliminary Information Statement is being provided solely for informational purposes and is NOT being provided in connection with the vote of Company shareholders.

As noted above, the Board Designees will take office upon this Information Statement having been filed with the SEC and forwarded to Company shareholders of record at least 20 days in advance. (For more information about this change of control, biographical information and the prospective addition of a new director to the Company’s Board, see “Board Designees” below.) The Change of Control (while authorized) will not take effect under after this Combined Statement has been filed and the subsequent Definitive version of the Combined Statement has been sent to shareholders and 20 calendar days will have passed, expected to occur on or about April __, 2019.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY.

Your vote or consent is not requested or required to approve these matters. The accompanying Combined Information Statement is provided solely for your information.

By order of the members of the Board of Directors:

Clifford Pope, Chairman

Dated: March 25, 2019

PRELIMINARY INFORMATION STATEMENT OF PREMIER PRODUCTS GROUP, INC. THIS SCHEDULE 14-F AND SCHEDULE 14-C COMBINED PRELIMINARY INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE BOARD OF DIRECTORS OF PREMIER PRODCUTS GROUP, INC.

YOU ARE REMINDED WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

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As of the date of this Combined Statement filing, our executive officer and directors (specifically Mr. Pope owns all 51 Preferred B shares and there is no Preferred A class, having been cancelled. Effective March 22, 2019], Clifford Pope (currently Chairman), the holder of an aggregate 51 shares (in other words all shares) of Series B Preferred Stock of Premier Products Group, Inc. (the “Company”), representing 100% of the issued and outstanding shares of Series B Preferred Stock of the Company, sold all 51 of his shares of Series B Preferred Stock to Parashar (“Parsh”) Patel and Jimmy Lee, jointly, of Premier Products Merger, Inc., a Nevada corporation, shown in the table below, which now beneficially owns 100% of the Company’s issued and outstanding shares of Series B Preferred Stock (the “Purchaser”), for a total purchase price of $200,010 in the form of $10 cash and a $200,000 Promissory Note secured by the full 51 shares of Series B Preferred Stock. Said Promissory Note, along with the rights, title, and interest to the funds and security, has been assigned to Old Sawmill Partners, LLC.

Each one (1) share of the Series B Preferred Stock has voting rights equal to (x) 0.019607 multiplied by the total issued and outstanding Common and Preferred Stock eligible to vote at the time of the respective vote (the "Numerator"  ),  divided by (y)  0.49,  minus  (z) the Numerator. For the avoidance of doubt, if the total issued and outstanding Common Stock eligible to vote at the time of the prospective future vote is 5,000,000, the voting rights of one share of the Series B Preferred Stock shall be equal to 102,036 (0.019607 x 5,000,000) / 0.49) — (0.019607 x 5,000,000) = 102,036). This Preferred formula means that the holder of 51 shares of our Series B Preferred Stock holds the majority “control block” and is able to exercise significant control over all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions. This could delay or prevent an outside party from acquiring or merging with our Company even if our other stockholders want it to occur. In addition to the Series B voting control by (i) an existing director (Mr. Lee) and (ii) the prospective new director (owned indirectly through the Purchaser), the new director (Mr. Patel) will also become CEO of the Company per the timing outlined below.

The following table sets forth, as of today’s date, certain information regarding the beneficial ownership of the shares of Common Stock by: (i) each person who, to the Company’s knowledge, beneficially owns 5% or more of the shares of Common Stock and (ii) each of the Company’s directors and “named executive officers.” As of March 22, 2019, there were 299,555,605 shares of Common issued and outstanding.

Title of class	Name and address of beneficial owner and nature of beneficial ownership	Amount		Percent of class

	Officers and Directors

Preferred	Clifford Pope, CEO and Director	51*		*100%
Common		6,000,000		2%

Preferred	Parashar Patel, CEO and Director of Premium Products Group, Inc. and Jimmy Lee, CFO and Director of Premium Products Group, Inc., jointly	51	(1)	100%

	Total Officers and Directors
	Common stock	6,000,000		2%
	Preferred stock	51		100%

*

Clifford Pope sold all of his 51 shares of the Company’s Preferred B Stock, effective March 22, 2019, and now owns 0% of Preferred Stock. Mr. Pope retains his ownership in 6,000,000 shares of the Company’s Common Stock, which represents approximately 2% of the Company’s issued and outstanding shares of Common Stock.

(1)	The 51 shares of Series B Preferred Stock are held in the name of Parashar Patel and Jimmy Lee, jointly of Premier Products Group, Inc., a Delaware corporation beneficially owned and controlled by Parashar Patel and Jimmy Lee, two Directors in the Company.

The above table reflects share ownership as of the Record Date, and after giving effect to the Change of Control approved on March 22, 2019. Each share of Common Stock has one vote per share on all matters submitted to a vote of our shareholders.

On March 22, 2019 the then constitute board appointed the following directors and officers effective 20 days after the Combined Definitive Information Statement has been forwarded to shareholders of record:

Name	Age	Position(s)
Parashar Patel	65	Director and CEO
Jimmy Lee	35	Director and CFO
Yun Bai	49	Director

Parashar (“Parsh”) Patel, Director: Since 2014, Mr. Patel, age 65, has served as President of Baying Ecological and concurrently President of Resgreen Group International, Inc. From 2005 to 2008, he served as chief technical officer of Avanti Systems, Inc. and, while stationed in Taipei Taiwan and in Shanghai, China, he was responsible for manufacturing quality control and sequenced delivery. Mr. Patel has over 40 years of business and system development and analyses experience with an emphasis on the design, development and deployment of large-scale real-time transaction processing systems and applications. Mr. Patel was awarded a B.S. in Chemistry and Mathematics from Grand Valley State University in 1975. We believe that Mr. Patel’s extensive business, operational and management experience and, in particular his substantial information technology experience, give him the qualifications and skills to serve as chief executive officer, secretary and director of our company.

Jimmy Lee, Director: Mr. Lee, age 35, graduated from University at Albany with a Bachelor degree in Accounting, and received his CPA license in New York. Mr. Lee has over 10 years of experience in public accounting where he has worked for multiple public CPA firms in New York City involving audits and accounting for reverse mergers and IPO entities listing on Nasdaq NYSE and OTC Markets. Since 2010, Mr. Lee manages his own CPA Firm providing accounting and advisory services to firms located in China and Malaysia. Mr. Lee as an enthusiastic entrepreneur, well versed with both US and Asia markets, and with expertise in going public, mergers and acquisitions brings great values to the firm.

Mr. Yun Bai, Director: Mr. Bai, age 49, graduated from Shenzhen University, majoring in international finance and trade in July 1989. He has served as Deputy Chief  and Section Chief of Shenzhen Cereals, Oils and Foodstuffs Import and Export Corporation for 7 years. He was the general manager of Shenzhen Tianjun Industrial Co, Ltd Guangzhou Branch from July 1989 to December 1996, and the general manager of Guangdong Junyu Trade Development Co, Ltd. from November 1999 to October 2015. Mr. Bai has extensive business, operational and management experience specifically in project planning, investing, and financing.

The Company has not entered into any material plan, contract or arrangement (whether or not written) with its new directors appointed on November 10, 2018, effective as outlined in this Combined Statement.

The Definitive version of the Combined Information Statement will be mailed or furnished to Company stockholders of record. All necessary corporate approvals in connection with the matters referred to herein have been obtained and this Combined Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Exchange Act, of the contemplated Change of Control before it takes effect.

This Combined Statement is first being mailed or furnished to the stockholders of the Company on or about April __, 2019. Accordingly, the change in control will not become effective until such future date as determined by the new Board of Directors, but in no event earlier than the 20 days after this Combined Statement is mailed or furnished to Company shareholders.

The Board of Directors of the Company knows of no other matters other than that described in this Combined Statement which have been recently approved or considered by the holders of the common stock.

This Information Statement is first being mailed or furnished to stockholders on or about April ___, 2019. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse any brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the common stock.

PRINCIPAL EFFECTS OF THE TRANSACTIONS

On or after the Effective Date, the new Board Designee shall (with two (2) existing Board Members) will become three (3) fully voting Members of the Board of Directors, the new director also to serve as CEO. With this change of control, it is the intent of the reconstituted Board to charge its officers with pursuit of its business plan by, first, stabilizing the Company and, second, beginning to implement changes to increase revenue. While other Company matters and actions may be necessary, they are being deferred until later in fiscal year 2019.

ADDITIONAL INFORMATION

Audit, Nominating and Compensation Committees

Our Board of Directors, currently comprised of three directors, does not have standing audit, nominating or compensation committees, committees performing similar functions or charters for such committees.  Instead, the functions that might be delegated to such committees are carried out by our Board of Directors (as a “Committee of the Whole”), to the extent required.  Our Board of Directors believes that the cost associated with such committees has not been justified under our current circumstances.

Our Board believes that its current members have sufficient knowledge and experience to fulfill the duties and obligations of an audit committee.  The Board has determined that each of its members is able to read and understand fundamental financial statements and has substantial business experience that results in that member’s financial sophistication.

Our Board of Directors does not currently have a policy for the qualification, identification, evaluation or consideration of board candidates and does not think that such a policy is necessary at this time, because it believes that, given the small size of our Company, a specific nominating policy would be premature and of little assistance until our operations are at a more advanced level.  Currently the entire Board decides on nominees.

Our Board of Directors does not have any defined policy or procedural requirements for shareholders to submit recommendations or nominations for directors.  We do not have any restrictions on shareholder nominations under our articles of incorporation or bylaws.  The only restrictions are those applicable generally under Delaware law and the federal proxy rules.  The Board will consider suggestions from individual shareholders, subject to an evaluation of the person’s merits.  Shareholders may communicate nominee suggestions directly to the Board, accompanied by biographical details and a statement of support for the nominees. The suggested nominee must also provide a statement of consent to being considered for nomination.  There are no formal criteria for nominees.

Code of Ethics

The Company has not adopted a code of ethics that applies to its principal executive officers, principal financial officer, principal accounting officer or controller or persons performing simi-lar functions. The Company intends to do so during the current fiscal year.

Communication to the Board of Directors

Holders of our common stock may send written communications to our entire board of directors, or to one or more board members, by addressing the communication to “the Board of Directors” or to one or more directors, specifying the director or directors by name, and sending the communication to our offices. Communications addressed to the Board of Directors as a whole will be delivered to each board member.  Communications addressed to a specific director (or directors) will be delivered to the director (or directors) specified.

Security holder communications not sent to the board of directors as a whole or to specified board members will be relayed to board members.

Meetings of the Board of Directors and Stockholders

The Company has not adopted any policy with regard to Board members’ attendance at annual meetings of security holders. Prior to the change of control voted on by the then existing board held no formal meetings during the years ended December 31, 2017 and 2018. No annual meeting of stockholders was held in 2017 or 2018, as the Company previously had elected not to conduct the same in order to conserve operating capital.

Conflicts of Interest

We have not adopted any policies or procedures for the review, approval or ratification of any transaction between our Company and any executive officer, director, nominee to become a director, 10% stockholder or family member of such persons, required to be reported under paragraph (a) of Item 404 of Regulation S-K promulgated by the SEC.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of a registered class of our outstanding equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Officers, directors and greater than 10% members are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based upon a review of Litigation Proceedings described, the Company has been advised that all required filings have not been made by prior management. Such filings will be made on behalf of current management during this quarter.

Legal Proceedings

The Company is not aware of any legal proceeding in which any current director or officer, any of the current Directors or the single new Board Designee or any of their affiliates is a party adverse to the Company or has a material interest adverse to it.

Accounting Matters: The Change in Control will not affect the par value of the Company’s common stock.

Material U.S. Federal Income Tax Consequences of the Change of Control: None

Vote Required: None

Dissenters’ Rights of Appraisal: The Company is a Delaware corporation and governed by the Delaware General Corporation Law (the “DGCL”). Holders of the Company’s common stock do not have appraisal or dissenter’s rights under the DGCL Code in connection with the Change of Control.

Where You Can Find Additional Information: The Company is required to file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document the Company files at the SEC’s public reference rooms at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100F Street, N.E.--Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of any Company filings with the SEC are also available to the public from the SEC’s website at www.sec.gov on its EDGAR filing system.